                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                          POWER-ONE, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
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                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                                POWER-ONE, INC.
                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Power-One, Inc. which will be held at the Radisson Hotel, located at 30100 Agoura Road, Agoura Hills, California on Tuesday, May 9, 2000, at 10:00 a.m. (local time).

    At the Annual Meeting, holders of common stock will elect one Class III Director. In addition, we will ask all stockholders to ratify the appointment of Deloitte & Touche LLP as our independent accountants for the 2000 fiscal year. The attached Proxy Statement contains information about these matters.

    Whether or not you plan to attend, please promptly execute and return your proxy card to assure that your shares are represented at the meeting.

    I hope you will be able to attend the Annual Meeting and look forward to seeing you on May 9, 2000.

                                          Sincerely,

                                          [SIGNATURE]

                                          Steven J. Goldman
                                          CHAIRMAN OF THE BOARD AND CHIEF
                                          EXECUTIVE OFFICER

April 7, 2000

                                     [LOGO]

                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 9, 2000

    Power-One, Inc. will hold its Annual Meeting of Stockholders on Tuesday, May 9, 2000 at the Radisson Hotel, 30100 Agoura Road, Agoura Hills, California at 10:00 a.m. local time for the following purposes:

    1.  To elect one Class III Director for a three year term;

    2. To ratify the appointment of Deloitte & Touche LLP as our independent accountants for the 2000 fiscal year; and

    3.  To transact such other business as may properly come before the meeting.

    Only stockholders who owned stock at the close of business on March 24, 2000 can vote at this meeting or any adjournments that may take place. Even though you may presently plan to attend the meeting, we ask that you sign and date the enclosed proxy card, and return it without delay in the enclosed postage-paid envelope. If you are present at the Annual Meeting, you may, if you wish, withdraw your proxy card and vote in person on each matter properly brought before the Annual Meeting.

    Please sign, date and mail the enclosed proxy card promptly in the enclosed envelope so that your shares of stock may be present at the meeting.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Eddie K. Schnopp
                                          SECRETARY

April 7, 2000

                                     [LOGO]

                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012

                                PROXY STATEMENT

                                    GENERAL

    Power-One, Inc.'s Board of Directors is soliciting the enclosed proxy for use at its Annual Meeting of Stockholders to be held on Tuesday, May 9, 2000 at the Radisson Hotel in Agoura Hills, California at 10:00 a.m. local time and at any adjournment thereof.

    We will vote all valid and properly executed proxies that we receive before the Annual Meeting in accordance with the instructions specified in the proxy. If proxies do not give any instructions, we will vote shares FOR: (1) the election of the named nominee for director; and (2) ratification of Deloitte & Touche LLP's appointment as independent accountants.

    You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering a written notice of revocation to our corporate Secretary or attending the meeting and withdrawing your proxy.

    We will pay the cost of this proxy solicitation. Brokers and nominees should forward soliciting materials to the beneficial owners of the stock that such brokers and nominees hold of record. We will reimburse brokers and nominees for their reasonable forwarding expenses. Our directors, officers and regular employees, without extra compensation, may solicit proxies personally, by telephone, by mail or by other means of communication.

    This Proxy Statement, proxy card and Notice of Annual Meeting of Stockholders are being mailed to stockholders on or about April 7, 2000.

                               VOTING SECURITIES

    Each share of common stock has one vote on all matters submitted to our stockholders at the Annual Meeting. Stockholders of record at the close of business on March 24, 2000 are entitled to vote at the Annual Meeting. On March 24, 2000, our issued and outstanding voting securities consisted of 24,301,289 shares of common stock.

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the meeting. Assuming such a quorum is present, the affirmative votes of a majority of votes cast is necessary to approve the proposals presented to our stockholders at the Annual Meeting.

    The inspector of elections that we appoint will count all votes cast in person or by proxy at the Annual Meeting. We will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum, but not as votes cast to determine the approval of any matter submitted to a vote of the stockholders.

    If you hold your shares in "street name" through a broker or other nominee, and you do not give your broker or nominee specific instructions on how to vote your shares, your broker or nominee will be permitted to exercise voting discretion with respect to the matters proposed to be acted upon.

                               BOARD OF DIRECTORS

                             ELECTION OF DIRECTORS

    The nominee proposed for election as a Class III Director is Jon E.M. Jacoby, who is currently serving as a director. Mr. Jacoby will serve until the annual meeting of stockholders in 2003 or until his successor is elected and qualified.

    Proxies in the enclosed form will be voted, unless authority is withheld, for Mr. Jacoby. Mr. Jacoby has indicated his willingness to serve if elected, but if Mr. Jacoby should become unable to serve, we will vote the proxies solicited hereby for the election of such other person as our directors shall select. Background information on Mr. Jacoby appears below.

                   NOMINEE FOR ELECTION AS CLASS III DIRECTOR

                                                                                             FIRST YEAR
NAME OF NOMINEE   AGE(1)                   PRINCIPAL OCCUPATION                    CLASS      ELECTED
---------------  --------   ---------------------------------------------------   --------   ----------
Jon E.M. Jacoby     62      Director and Executive Vice President of Stephens       III         1995
                            Group, Inc.

------------------------

(1) As of March 31, 2000.

    JON E.M. JACOBY. Mr. Jacoby is a director and an Executive Vice President of Stephens Group, Inc. Mr. Jacoby is a Senior Executive Vice President of Stephens Inc., an affiliate of Stephens Group, Inc., where he has been employed since 1963. He received his B.S. degree from the University of Notre Dame and his M.B.A. from Harvard Business School. He is a director of Delta & Pine Land Company and Beverly Enterprises, Inc.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS III DIRECTOR LISTED ABOVE. WE WILL VOTE PROXIES RECEIVED BY US IN FAVOR OF THE ABOVE NOMINEE UNLESS A CONTRARY CHOICE IS INDICATED.

                            CLASS I AND II DIRECTORS

    The following directors are currently directors of the Company, and their terms have not expired. We expect these directors to continue to serve until their terms expire. We will put the Class I and Class II directors up for re-election at the Annual Meetings in 2001 and 2002, respectively.

                                                                                               FIRST YEAR
NAME OF DIRECTOR        AGE(2)                 PRINCIPAL OCCUPATION                  CLASS      ELECTED
----------------       --------   -----------------------------------------------   --------   ----------
Steven J. Goldman         42      Chairman of the Board and Chief Executive             I         1988
                                  Officer of Power-One, Inc.
Jay Walters               52      President of New Horizon Services                     I         2000
Dr. Hanspeter Brandli     61      Chairman of the Board of Danzas Holding Ltd.         II         1998

------------------------

(2) As of March 31, 2000

    STEVEN J. GOLDMAN. Mr. Goldman, who joined us in 1982, became our Chief Executive Officer in 1990 and was named Chairman of the Board in February 1997. From 1990 to January 2000, Mr. Goldman also served as our President. He received his B.S. degree in electrical engineering from the University of Bridgeport and his M.B.A. degree from Pepperdine University's Executive program. Mr. Goldman is a contributing member and co-membership chairman of the San Fernando Valley Chapter of the Young President's Organization.

    JAY WALTERS. Mr. Walters, who became a director in 2000, is President of New Horizon Services, LLC, a technology consulting company. From 1995 to 1997, Mr. Walters was Vice President and Chief Operating Officer of AT&T's Power Systems Business Unit, a position he continued to hold with Lucent Technologies following its spin-off from AT&T in 1995. In late 1997, he was appointed to the position of Vice President in Lucent's Network Products Group. Mr. Walters, who retired from Lucent in 1999, received his B.S. degree in nuclear engineering from the University of Wisconsin and his M.B.A. degree from Louisiana State University.

    DR. HANSPETER BRANDLI. Dr. Brandli, who became a director in 1998, is Chairman of the Board of Danzas Holding Ltd. Since 1993, Dr. Brandli has owned and operated HPB Management Services, a management services company. He received a Diploma in physics in 1963 from the Federal Institute of Technology (ETH) in Zurich, Switzerland and a Ph.D. in physics from the University of Berne/ Switzerland in 1968. Dr. Brandli is also President of the Board of Directors of Melcher Ltd., Uster, Domenic Melcher Ltd., Uster, Melcher Holding Ltd., Cham, and Melcher Produktion Ltd., Cham, which are all subsidiaries of our subsidiary, Melcher Holding AG.

                            DIRECTORS' COMPENSATION

    In consideration for acting as a director of the Company, we pay each non-employee director $5,000 per year, as well as $3,000 per meeting for all Board of Directors, Compensation Committee and Audit Committee meetings attended. Our non-employee directors have also received, and are expected to continue to receive, options to purchase our common stock.

                          BOARD OF DIRECTORS MEETINGS

    In 1999, the Board of Directors met six times and acted by the unanimous written consent of the board members on six occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

                                BOARD COMMITTEES

AUDIT COMMITTEE

    Our Audit Committee, comprised of Mr. Jacoby and Dr. Brandli in 1999*, recommends the engagement of our independent public accountants, reviews with the independent public accountants the plans and results of such audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. The Audit Committee met once in 1999.

COMPENSATION COMMITTEE

    Our Compensation Committee, comprised of Mr. Jacoby and Dr. Brandli in 1999*, determines compensation of our executive officers and administers our Amended and Restated 1996 Stock Incentive Plan. The Compensation Committee has also established a plan setting forth the criteria for bonuses, which is summarized in the "Compensation Committee Report on Executive Compensation." The Compensation Committee met twice in 1999, and took action by the unanimous written consent of its members on one occasion.

------------------------

*Former director Dr. Albert Yu also served on both the Audit Committee and the Compensation Committee until his resignation on June 30, 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of our outstanding common stock as of March 15, 2000 by (1) persons or entities who, individually or as a group, are known to us to beneficially own 5% or more of our outstanding common stock, and (2) each of our directors and executive officers, individually and together as a group.

                                                                 SHARES
                                                              BENEFICIALLY   PERCENTAGE OF ALL
                                                                 OWNED         COMMON STOCK
NAME OF BENEFICIAL OWNER(1)                                    NUMBER(2)        OUTSTANDING
---------------------------                                   ------------   -----------------
Stephens Group, Inc.(3).....................................   2,843,650           11.7%
Wallace N. Hersom...........................................   1,236,195            5.1
Steven J. Goldman...........................................   1,396,954            5.7
William T. Yeates(4)........................................          --             --
Eddie K. Schnopp(5).........................................     330,484            1.4
Dennis R. Roark.............................................     413,075            1.7
David J. Hage...............................................     418,111            1.7
Jon E.M. Jacoby(3)(6).......................................   1,093,385            4.5
Hanspeter Brandli...........................................      10,000              *
Jay Walters.................................................          --             --
All executive officers and directors as a group (8
  persons)..................................................   3,662,009           15.0

------------------------

*   Less than one percent.

(1) The address for each stockholder listed above is c/o the Company, 740 Calle Plano, Camarillo, California 93012, except for Stephens Group, Inc. and Jon E.M. Jacoby, whose address is 111 Center Street, Little Rock, Arkansas 72201.

(2) Gives effect to options exercisable within 60 days of March 15, 2000.

(3) Stephens Group, Inc. has contributed its shares to a voting trust pursuant to which the voting trust has sole voting power over such shares. The voting trust is required to vote such shares "for" or "against" proposals submitted to our stockholders in the same proportion as the votes cast "for" and "against" such proposals by all other stockholders, excluding abstentions. Based on a report on Schedule 13D that the voting trust filed on October 28, 1999, certain shareholders, directors, officers and related entities of Stephens Group, Inc. own an additional 2,845,041 shares, of which 2,366,938 have been contributed to the voting trust. Mr. Jacoby is a director and an officer of Stephens Group, Inc. and its subsidiary, Stephens Inc.

(4) Mr. Yeates, our President and Chief Operating Officer, joined us on January 13, 2000.

(5) Includes 126,649 shares owned by Donna Koep, who is our Senior Vice President--Human Resources and is married to Mr. Schnopp, and 3,800 shares owned by a trust for the benefit of Mr. Schnopp's children. Mr. Schnopp disclaims beneficial ownership of such shares.

(6) Includes 39,172 shares owned by J & J Partners, 156,788 shares owned by Jacoby Enterprises, Inc., 107,848 shares owned by Coral Two Corporation and 70,589 shares owned by Coral Partners, which have all been contributed to the voting trust and as to which Mr. Jacoby has sole power of disposition, subject to certain transfer restrictions in the voting trust agreement, and the voting trust has sole power to vote; also includes 23,522 shares owned by Delaware Charter Guarantee & Trust F/B/O Jon E.M. Jacoby Keogh as to which Mr. Jacoby has sole power of disposition and sole power to vote; also includes the following shares as to which Mr. Jacoby disclaims beneficial ownership: 99,979 shares owned by Warren and Harriet Stephens Children's Trust UID 9/30/87 and 369,189 shares owned by Jackson T. Stephens Grandchildren's Trust AAAA UID 1/26/96, which have been contributed to the voting trust and as to which Mr. Jacoby, as sole trustee, has sole power of disposition, subject to certain transfer restrictions in the voting trust agreement, and the voting trust has sole power to vote; and includes 29,403 shares owned by Grandchild's Trust One UID 12/16/85, 29,403 shares owned by Grandchild's Trust Two UID 12/16/85, 29,403 shares owned by Grandchild's Trust Three UID 12/89, 22,500 shares owned by Susan Stephens Campbell 1995 Trust UID 12/4/95, 22,500 shares owned by Craig D. Campbell, Jr. 1995 Trust UID 12/4/95 and 22,500 shares owned by Elizabeth Chisum Campbell 1995 Trust UID 12/4/95, as to which Mr. Jacoby, as a co-trustee, has shared power to vote and shared power of disposition. Does not include shares owned by Stephens Group, Inc. or other of its related persons or entities, except as mentioned in this footnote.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

    The Compensation Committee consists of Mr. Jacoby and Dr. Brandli, both of whom are independent, non-employee directors. The Compensation Committee determines the compensation levels of our senior officers. The Compensation Committee also administers our stock incentive plan and determines awards to be made under the plan to our officers and all other eligible individuals.

    The Compensation Committee may consider other forms of compensation, both short and long-term, in addition to those described below, designated to link compensation with achieving financial targets.

    BASE SALARY. The Compensation Committee set Mr. Goldman's salary for 1999 and authorized Mr. Goldman to increase our other executive officers' salaries by 4% to 10% in his discretion.

    MANAGEMENT BONUS PLAN. Under our Management Bonus Plan, our executive officers can earn bonuses based on the Company's attaining specified EBITDA objectives during a particular fiscal year. Under our Management Bonus Plan, which covers certain key employees, our executive officers can earn bonuses of up to 62.5% of their salaries. Bonuses are based on actual EBITDA realized by the Company during any fiscal year as a percentage of planned EBITDA. Our executive officers were awarded bonuses under the Management Bonus Plan for 1999, as indicated on the Summary Compensation Table below.

    DISCRETIONARY BONUS PLAN. Under the Discretionary Bonus Plan, our executive officers can receive, at the sole discretion of the Compensation Committee, a bonus of up to 50% of the executive's base salary (provided that total bonus compensation paid under all plans to an executive may not exceed 100% of such executive's base salary). This bonus is based upon the Compensation Committee's determination of an individual's contribution to the Company in conjunction with the Company's (i) significantly exceeding projected earnings per share,
(ii) having accelerated sales growth, (iii) executing acquisitions in an efficient manner, and (iv) achieving such other goals as the Board of Directors or the Compensation Committee may determine. The Compensation Committee did not award our executive officers any bonuses under the Discretionary Bonus Plan in 1999.

    EQUITY BASED COMPENSATION. The Compensation Committee will provide long-term incentives linked to an increase in stock value by awarding, in amounts, to persons, and at times it believes appropriate, stock options at the fair market value on the date of grant. Outstanding stock options of our executive officers, which were granted in 1996 and 1998, are exercisable in various increments on

------------------------

*This section of the Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate the section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

the third through seventh anniversaries of the date of grant, but such options may be exercisable on earlier dates if we meet certain financial goals. In 1997 we reached these financial targets, and 20% of each officer's outstanding options became exercisable. Financial targets were reached again in 1999 and, as a result, an additional 20% of outstanding stock options will become exercisable this year. All options granted after 1998 are exercisable in 25% increments over four years, unless otherwise approved by the Compensation Committee.

    The Compensation Committee recently recommended, and the Board of Directors approved, an amendment to our Amended and Restated 1996 Stock Incentive Plan that allows the Chairman to grant options, other than to officers or directors, at fair market value within aggregate limits approved by the Compensation Committee.

    THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code does not permit us to deduct cash compensation in excess of $1 million paid to the chief executive officer and the four highest compensated executive officers during any taxable year, unless such compensation meets certain requirements. We believe that our stock incentive plans (as previously described) comply with the rules under Section 162(m) for treatment as performance-based compensation, allowing us to deduct fully compensation paid to executives under these plans.

                                          THE COMPENSATION COMMITTEE

                                          JON E.M. JACOBY
                                          DR. HANSPETER BRANDLI

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

    The following table provides information regarding all compensation paid to or earned by our Chief Executive Officer and the other executive officers for our last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                                                      ------------------
                                                                          SECURITIES
                                          ANNUAL COMPENSATION         UNDERLYING OPTIONS
                                     ------------------------------      TO PURCHASE          ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR      SALARY    BONUS(1)      COMMON STOCK      COMPENSATION(2)
---------------------------          --------   --------   --------   ------------------   ---------------
Steven J. Goldman                      1999     $331,239   $212,571               --             *
Chairman of the Board and              1998     $313,008         --           65,000             *
Chief Executive Officer                1997     $302,536   $189,785               --          $3,659,541

Eddie K. Schnopp                       1999     $144,227   $ 90,226               --             *
Senior Vice President--Finance,        1998     $135,725         --         75,000(3)            *
Chief Financial Officer and
  Secretary                            1997     $130,104   $ 81,619               --          $  468,650

Dennis R. Roark                        1999     $162,454   $103,928               --             *
Executive Vice President and           1998     $158,612         --         40,000(4)            *
Chief Technology Officer               1997     $146,692   $ 92,023               --          $  925,349

David J. Hage                          1999     $144,879   $137,226               --             *
Senior Vice President--Sales           1998     $140,158         --         40,000(4)            *
and Marketing(5)                       1997     $132,548   $ 90,789               --          $  922,752

------------------------

* Less than $50,000 or 10% of the total salary and bonus for the year indicated.

(1) Bonuses generally reflect amounts earned in the fiscal year indicated, but paid in the following year. However, Mr. Hage received $45,000 of his 1999 bonus in calendar year 1999 under our Sales Bonus Plan. All other bonuses for 1999 were paid in March 2000.

(2) These figures for 1997 include the following payments of cash and stock (based on the stock price on the date of issuance) pursuant to the terms of employment and compensation agreements that provided for such payment upon, among other things, an initial public offering: for Mr. Goldman, $3,385,379 in cash and $254,800 in stock; for Mr. Schnopp, $365,673 in cash and $91,406 in stock; for Mr. Roark, $813,906 in cash and $100,590 in stock; and for Mr. Hage, $685,159 in cash and $228,368 in stock.

(3) 40,000 shares underlying options granted to Mr. Schnopp were reduced by 10% to 36,000 in connection with our October 1998 option repricing. Total includes 35,000 shares underlying options granted in 1998 to Ms. Koep, which were also reduced by 10%, to 31,500, in connection with the repricing.
    Mr. Schnopp disclaims beneficial ownership of such shares.

(4) Reduced by 10% to 36,000 in connection with our October 1998 option repricing.

(5) In December 1999, Mr. Hage became President of our AC and DC Power Systems Division.

                     EMPLOYMENT ARRANGEMENTS AND AGREEMENTS

EMPLOYMENT CONTRACTS

    William T. Yeates joined us as our President and Chief Operating Officer on January 13, 2000 under the terms set forth in a letter of that same date from Mr. Goldman. Pursuant to the letter, in addition to our standard employee benefits package, Mr. Yeates will receive a base salary at an annualized rate of $300,000, and will be eligible for a bonus of up to 100% of that salary based on the achievement of specific performance goals.

    Mr. Yeates has also been granted non-qualified stock options to purchase an aggregate of 225,000 shares of our common stock. Of these, 150,000 options become exercisable over four years at the rate of 25% per year; the remaining 75,000 vest and become exercisable on December 31, 2001.

    In addition, we have made certain loans to Mr. Yeates. A loan in the amount of $100,000, and additional loans to cover certain relocation expenses, do not accrue interest and will be forgiven on the third anniversary of Mr. Yeates' hire if he is still employed by the Company, or upon his death, permanent disability, or termination for other than cause. A separate loan in the amount of $660,000 bears interest at the rate of 5.5% per annum and will be due and payable on January 13, 2004.

    Finally, if we experience a change in control, as defined in the letter to include certain mergers and other triggering events, Mr. Yeates will receive a one-time payment equal to twice his most recent salary and annual bonus.

                             OPTION GRANTS IN 1999

    No stock options were granted to our executive officers in 1999.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999
                        AND FISCAL YEAR-END OPTION VALUE

    The following table sets forth information with respect to exercisable and non-exercisable stock options held by the executive officers at the end of the 1999 fiscal year.

                                                                   NUMBER OF
                                                                  SECURITIES
                                                                  UNDERLYING      VALUE OF UNEXERCISED
                                                                    OPTIONS           IN-THE-MONEY
                                                                 AT FY-END(1)       OPTIONS AT FY-END
                                      SHARES                    ---------------   ---------------------
                                     ACQUIRED        VALUE       EXERCISABLE/         EXERCISABLE/
NAME                                ON EXERCISE   REALIZED(2)    UNEXERCISABLE      UNEXERCISABLE(3)
----                                -----------   -----------   ---------------   ---------------------
Steven J. Goldman.................          0             0      24,600/122,400   $1,102,326/$4,639,744
Eddie K. Schnopp..................          0             0      8000/123,500(4)  $  358,480/$5,188,098
Dennis R. Roark...................          0             0       16,500/74,500   $  739,365/$3,153,845
David J. Hage.....................     16,500      $286,688            0/74,500   $         0/3,153,845

------------------------

(1) The stock options listed were granted on February 23, 1996 and June 16, 1998 pursuant to our 1996 Stock Incentive Plan. The options become exercisable beginning in the third year after the grant, at a rate of 10% in each year for years three and four, 20% in year five, and 30% in each year for years six and seven as long as the optionee remains an employee of the Company, but such options may be exercisable on earlier dates if we meet certain financial goals. In 1997, we reached these financial goals, and 20% of each of the above officers' outstanding options that were granted on February 23, 1996 became exercisable as of April 1, 1998. An additional 10% of those options granted on February 23, 1996 became exercisable as of February 23, 1999, in accordance with the vesting schedule. Financial targets were reached again in 1999 and, as a result, an additional 20% of outstanding stock options will become exercisable this year. The maximum term of each option granted is 10 years from the date of grant. The exercise price of the options granted on February 23, 1996 is $1.00 per share, and the exercise price of the options granted on June 16, 1998 is $14.00 per share for the options held by Mr. Goldman and $6.125 per share for the other executive officers, all of whom participated in the October 1998 option repricing.

(2) Value realized is equal to the difference between the option exercise price and the fair market value of our common stock at the date of exercise, multiplied by the number of options exercised.

(3) This amount represents solely the difference in the market price ($45.81) on the last trading day of the fiscal year, December 31, 1999, of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of the options, multiplied by the number of such unexercised options. No assumptions or representations regarding the value of such options are made or intended.

(4) Exercisable total includes 3,500 shares underlying options held by Ms. Koep; unexercisable total includes 56,000 shares underlying options held by Ms. Koep. Mr. Schnopp disclaims beneficial ownership of these shares.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

    The following compares the cumulative total stockholder return on a $100 investment in our common stock with the cumulative total return of a $100 investment in the Russell 2000 Index and the Nasdaq Stock Market, each for the period from September 30, 1997 (the day the common stock commenced trading) through December 31, 1999. The total return on the common stock is measured by dividing the difference between the common stock price at the end and the beginning of the measurement period by the common stock price at the beginning of the measurement period.

    The Russell 2000 Index and the Nasdaq Stock Market are intended to provide a relevant comparison of total annual return in the time period (through
December 31, 1999) in which our common stock has been publicly traded.

                            CUMULATIVE TOTAL RETURN
            BASED ON INVESTMENT OF $100 BEGINNING SEPTEMBER 30, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


          POWER-ONE  RUSSELL 2000  NASDAQ
9/30/97      100.00        100.00  100.00
10/1/97      129.91        100.19  100.27
10/2/97      128.57        100.69  100.99
10/3/97      129.46        101.26  101.79
10/6/97      140.18        101.74  102.15
10/7/97      135.71        102.19  103.06
10/8/97      136.61        102.17  103.33
10/9/97      132.14        102.36  103.57
10/10/97     133.93        102.47  103.16
10/13/97     135.71        102.51  103.35
10/14/97     133.04        102.24  102.79
10/15/97     133.93        101.97  102.24
10/16/97     132.59        100.74  100.83
10/17/97     133.48         99.00   98.88
10/20/97     132.59        100.01   99.99
10/21/97     134.82        101.13  101.59
10/22/97     137.50        100.98  101.33
10/23/97     135.71         99.02   99.14
10/24/97     135.71         98.61   97.94
10/27/97     125.00         92.58   91.07
10/28/97     137.50         94.73   95.10
10/29/97     133.04         95.82   95.08
10/30/97     130.36         94.46   93.16
10/31/97     133.04         95.47   94.54
11/3/97      130.36         97.17   96.70
11/4/97      130.80         97.46   96.76
11/5/97      135.71         98.00   97.13
11/6/97      131.25         97.58   96.31
11/7/97      132.14         95.90   95.06
11/10/97     133.04         95.94   94.37
11/11/97     133.93         95.51   94.02
11/12/97     131.25         93.31   91.46
11/13/97     124.11         93.29   92.41
11/14/97     120.54         94.40   93.94
11/17/97     123.21         96.00   95.75
11/18/97     124.11         95.22   94.94
11/19/97     125.00         94.90   94.99
11/20/97     125.45         96.01   96.49
11/21/97     123.21         95.86   96.15
11/24/97     125.00         94.27   94.14
11/25/97     125.00         94.07   94.27
11/26/97     117.86         94.35   94.59
11/28/97     116.96         94.73   94.95
12/1/97      116.96         95.67   96.74
12/2/97      112.50         95.30   95.29
12/3/97      108.04         95.59   95.81
12/4/97      109.82         95.83   95.71
12/5/97      104.91         96.53   96.93
12/8/97      103.57         97.40   97.97
12/9/97      107.14         96.55   96.14
12/10/97     109.82         95.37   94.72
12/11/97     108.04         93.58   92.46
12/12/97     107.59         93.13   91.15
12/15/97     108.04         92.72   91.15
12/16/97     105.36         93.72   92.13
12/17/97     102.23         93.97   91.79
12/18/97     100.89         92.62   90.36
12/19/97     100.89         92.55   90.45
12/22/97     100.89         93.18   90.89
12/23/97      99.11         93.00   89.57
12/24/97     100.00         92.78   88.96
12/26/97     100.00         92.88   89.66
12/29/97     100.00         94.02   91.21
12/30/97     100.00         95.63   92.84
12/31/97      98.21         96.30   93.16
1/2/98        98.21         96.19   93.82
1/5/98       101.79         96.31   94.57
1/6/98       101.79         95.43   93.74
1/7/98       101.79         94.70   92.64
1/8/98       101.79         93.81   92.28
1/9/98        92.86         90.99   89.18
1/12/98       92.86         90.54   89.43
1/13/98      100.89         92.20   91.45
1/14/98      109.82         92.97   91.88
1/15/98      108.93         92.93   91.78
1/16/98      109.82         93.92   92.71
1/20/98      116.07         95.04   94.33
1/21/98      113.39         94.73   94.20
1/22/98      113.39         93.91   93.52
1/23/98      110.71         93.61   93.49
1/26/98      101.79         92.77   92.63
1/27/98      107.14         93.11   93.66
1/28/98      107.14         94.44   95.56
1/29/98      112.50         95.19   96.07
1/30/98      110.71         94.76   96.07
2/2/98       110.71         95.73   98.05
2/3/98       109.82         96.47   98.85
2/4/98       114.29         97.36   99.69
2/5/98       112.95         97.85   99.48
2/6/98       109.82         98.17  100.51
2/9/98       114.29         98.56  100.28
2/10/98      114.29         99.42  101.39
2/11/98      110.71         99.60  101.36
2/12/98      112.95         99.69  101.70
2/13/98      112.95        100.10  101.47
2/17/98      112.95         99.86  101.05
2/18/98      112.50        100.19  101.78
2/19/98      112.50        100.09  102.45
2/20/98      113.39        100.04  102.52
2/23/98      113.84        100.54  103.92
2/24/98      117.86        100.11  103.15
2/25/98      116.96        101.03  104.79
2/26/98      120.54        101.71  105.42
2/27/98      123.21        101.77  105.03
3/2/98       117.86        101.70  104.32
3/3/98       114.29        101.90  104.24
3/4/98       110.71        101.83  104.39
3/5/98       108.04        100.66  101.56
3/6/98       111.61        102.18  104.02
3/9/98       109.82        101.61  102.34
3/10/98      110.71        102.38  103.73
3/11/98      109.82        102.93  104.22
3/12/98      109.82        103.07  104.65
3/13/98      109.82        103.29  105.10
3/16/98      108.93        103.95  106.08
3/17/98      107.14        103.81  105.55
3/18/98      106.70        104.05  106.09
3/19/98      112.50        104.51  106.78
3/20/98      110.71        104.50  106.14
3/23/98      114.73        104.44  106.34
3/24/98      121.43        104.94  107.52
3/25/98      116.96        105.14  108.24
3/26/98      119.64        105.29  108.47
3/27/98      116.96        105.14  108.18
3/30/98      119.64        104.94  107.89
3/31/98      121.43        105.92  108.90
4/1/98       118.75        106.86  109.61
4/2/98       120.09        107.19  109.92
4/3/98       121.43        107.04  110.07
4/6/98       121.43        106.18  108.51
4/7/98       120.54        104.70  106.70
4/8/98       120.54        104.74  107.20
4/9/98       118.75        105.78  107.98
4/13/98      121.43        105.67  108.26
4/14/98      117.86        106.84  109.33
4/15/98      120.54        107.34  110.53
4/16/98      117.86        106.74  110.24
4/17/98      113.39        107.31  110.73
4/20/98      100.00        107.71  111.95
4/21/98      100.00        108.28  112.94
4/22/98       97.32        108.22  113.76
4/23/98       92.86        106.86  111.61
4/24/98       94.64        105.84  110.87
4/27/98       95.54        103.23  107.99
4/28/98       90.18        104.12  108.67
4/29/98       89.73        105.10  109.84
4/30/98       89.73        106.41  110.84
5/1/98        89.29        106.86  111.14
5/4/98        89.29        106.97  111.46
5/5/98        86.61        106.15  110.63
5/6/98        83.93        105.63  110.14
5/7/98        86.61        104.88  108.87
5/8/98        86.61        105.66  110.60
5/11/98       86.16        105.09  109.63
5/12/98       84.82        104.92  110.35
5/13/98       83.48        105.21  110.71
5/14/98       84.82        104.79  110.66
5/15/98       84.82        104.10  109.56
5/18/98       82.14        103.04  108.66
5/19/98       82.14        103.75  109.50
5/20/98       79.46        103.24  108.66
5/21/98       71.43        102.95  108.03
5/22/98       71.43        102.02  107.08
5/26/98       70.54        100.28  105.48
5/27/98       69.64         99.22  105.66
5/28/98       70.09        100.44  106.46
5/29/98       70.54        100.62  105.53
6/1/98        68.75         99.42  103.63
6/2/98        69.64         99.09  104.51
6/3/98        58.48         98.97  103.36
6/4/98        55.36         99.54  105.00
6/5/98        55.36        100.09  105.77
6/8/98        55.80        100.56  106.06
6/9/98        58.93        100.64  106.83
6/10/98       63.39         99.40  105.19
6/11/98       59.82         97.91  103.80
6/12/98       57.59         97.31  103.52
6/15/98       56.25         95.60  101.78
6/16/98       56.25         96.60  104.00
6/17/98       58.93         97.85  105.38
6/18/98       57.14         96.91  105.16
6/19/98       58.93         96.62  105.67
6/22/98       58.93         97.32  107.13
6/23/98       57.59         98.59  109.43
6/24/98       57.59         99.45  111.39
6/25/98       63.39         99.19  110.53
6/26/98       64.29         99.22  110.91
6/29/98       64.29        100.00  112.18
6/30/98       67.41        100.79  112.40
7/1/98        71.43        101.33  113.57
7/2/98        67.86        100.99  112.36
7/6/98        68.75        101.36  113.28
7/7/98        69.20        101.15  113.19
7/8/98        67.86        101.36  114.81
7/9/98        64.29        101.36  115.08
7/10/98       64.29        101.02  115.27
7/13/98       62.05        101.09  116.60
7/14/98       66.07        101.24  116.77
7/15/98       68.30        101.80  118.32
7/16/98       67.41        102.16  118.68
7/17/98       62.95        101.88  119.17
7/20/98       64.29        101.78  119.49
7/21/98       67.41        100.51  117.41
7/22/98       66.07         99.36  116.85
7/23/98       64.29         97.47  114.80
7/24/98       62.50         96.64  114.55
7/27/98       59.82         95.45  114.69
7/28/98       57.14         94.21  112.51
7/29/98       52.68         93.91  111.62
7/30/98       55.36         94.64  113.88
7/31/98       51.79         92.49  111.08
8/3/98        50.89         91.08  109.81
8/4/98        53.57         88.50  105.93
8/5/98        54.46         87.85  106.08
8/6/98        53.57         89.60  108.53
8/7/98        54.02         91.62  109.56
8/10/98       54.02         90.71  109.11
8/11/98       50.89         88.27  106.35
8/12/98       56.25         90.02  108.30
8/13/98       54.46         88.98  106.93
8/14/98       55.36         88.76  106.20
8/17/98       54.46         89.01  107.85
8/18/98       54.46         90.63  110.05
8/19/98       53.57         89.43  109.31
8/20/98       50.89         88.52  108.71
8/21/98       50.89         87.18  106.64
8/24/98       55.36         86.75  106.24
8/25/98       54.46         85.88  106.67
8/26/98       53.57         83.83  104.89
8/27/98       50.89         80.67  100.04
8/28/98       50.89         79.00   97.27
8/31/98       49.55         74.47   88.94
9/1/98        50.89         76.70   93.44
9/2/98        53.35         77.71   94.49
9/3/98        50.89         76.31   93.25
9/4/98        52.68         76.48   92.93
9/8/98        52.68         79.75   98.53
9/9/98        51.79         77.72   96.37
9/10/98       50.00         76.01   94.05
9/11/98       50.00         77.92   97.39
9/14/98       50.00         78.82   98.81
9/15/98       51.34         78.83   99.55
9/16/98       50.00         79.29  100.25
9/17/98       50.00         78.29   97.66
9/18/98       48.21         80.04   98.70
9/21/98       48.21         79.91   99.69
9/22/98       48.21         81.14  100.72
9/23/98       47.77         82.85  104.42
9/24/98       47.32         81.59  102.06
9/25/98       45.98         81.31  103.43
9/28/98       46.88         81.09  103.18
9/29/98       50.00         80.60  102.87
9/30/98       52.68         80.12  100.48
10/1/98       46.43         77.13   95.65
10/2/98       51.79         77.06   95.81
10/5/98       50.00         74.21   91.16
10/6/98       47.32         73.28   89.63
10/7/98       42.86         71.00   86.77
10/8/98       42.86         68.37   84.19
10/9/98       41.07         70.16   88.54
10/12/98      42.86         71.75   91.72
10/13/98      42.86         70.59   89.54
10/14/98      44.64         71.61   91.41
10/15/98      50.00         73.78   95.57
10/16/98      50.89         75.55   96.16
10/19/98      46.43         77.66   97.81
10/20/98      48.21         78.95   97.24
10/21/98      50.89         79.31   99.35
10/22/98      53.57         80.74  101.01
10/23/98      43.75         80.88  100.48
10/26/98      39.29         81.99  102.33
10/27/98      43.75         81.86  101.89
10/28/98      41.07         81.85  103.06
10/29/98      41.07         82.52  104.24
10/30/98      40.18         83.33  105.08
11/2/98       41.96         85.24  106.84
11/3/98       41.96         85.40  106.09
11/4/98       44.64         86.59  108.18
11/5/98       44.20         87.43  108.98
11/6/98       45.54         88.21  110.14
11/9/98       46.43         87.79  110.40
11/10/98      46.43         87.45  110.67
11/11/98      46.43         86.70  110.47
11/12/98      44.64         86.42  109.81
11/13/98      46.43         85.80  109.63
11/16/98      46.43         86.03  110.44
11/17/98      45.54         85.81  111.44
11/18/98      44.64         86.40  112.56
11/19/98      44.64         86.90  113.88
11/20/98      44.64         86.88  114.39
11/23/98      43.30         87.73  117.31
11/24/98      42.86         87.39  116.62
11/25/98      42.86         87.99  117.77
11/27/98      42.86         88.60  119.62
11/30/98      41.52         87.64  115.65
12/1/98       42.86         87.86  118.87
12/2/98       42.86         87.59  118.36
12/3/98       44.64         87.04  115.94
12/4/98       46.43         87.78  118.83
12/7/98       44.64         88.40  121.06
12/8/98       43.75         88.47  120.71
12/9/98       44.64         88.57  121.64
12/10/98      43.75         87.37  119.59
12/11/98      45.54         87.12  120.38
12/14/98      44.64         85.48  116.68
12/15/98      44.64         85.84  119.39
12/16/98      44.64         85.90  119.20
12/17/98      44.64         86.77  121.25
12/18/98      45.54         87.57  123.76
12/21/98      44.64         88.54  126.83
12/22/98      46.43         88.19  125.82
12/23/98      45.54         89.20  128.88
12/24/98      45.54         89.37  128.32
12/28/98      44.64         89.97  129.34
12/29/98      45.09         90.43  129.43
12/30/98      44.64         90.77  128.55
12/31/98      50.00         92.98  130.08
1/4/99        50.00         92.83  130.99
1/5/99        57.14         93.01  133.55
1/6/99        64.29         94.26  137.68
1/7/99        73.21         94.27  137.99
1/8/99        70.54         95.02  139.08
1/11/99       71.43         95.44  141.46
1/12/99       71.43         94.17  137.67
1/13/99       81.25         93.62  137.44
1/14/99       83.04         92.57  135.07
1/15/99       80.36         94.10  139.30
1/19/99       79.91         94.95  142.86
1/20/99       82.59         94.89  143.29
1/21/99       87.50         93.44  139.10
1/22/99       84.82         93.09  138.75
1/25/99       83.93         93.01  140.55
1/26/99       81.70         93.72  144.36
1/27/99       81.25         92.79  142.80
1/28/99       75.00         93.42  146.96
1/29/99       74.11         94.14  148.66
2/1/99        74.55         93.89  148.91
2/2/99        74.55         92.93  146.14
2/3/99        77.68         93.37  147.92
2/4/99        78.57         92.06  142.97
2/5/99        75.89         90.94  140.81
2/8/99        74.11         90.64  142.67
2/9/99        72.32         88.83  137.08
2/10/99       71.43         87.69  137.01
2/11/99       72.32         89.50  142.70
2/12/99       69.64         87.80  137.74
2/16/99       70.98         87.35  137.27
2/17/99       70.98         85.84  133.41
2/18/99       70.09         86.18  134.10
2/19/99       69.64         86.44  135.47
2/22/99       70.09         87.66  138.93
2/23/99       69.64         87.92  140.97
2/24/99       66.96         87.10  138.78
2/25/99       69.64         86.53  138.03
2/26/99       69.64         86.44  135.73
3/1/99        67.86         86.90  136.16
3/2/99        66.96         86.91  134.01
3/3/99        66.07         86.37  134.38
3/4/99        65.18         86.82  136.02
3/5/99        63.84         87.70  138.64
3/8/99        63.84         88.15  142.23
3/9/99        62.50         87.96  141.96
3/10/99       59.38         88.39  142.73
3/11/99       59.82         88.38  143.10
3/12/99       57.14         87.78  141.28
3/15/99       57.14         88.33  144.24
3/16/99       57.14         87.96  144.70
3/17/99       56.25         87.79  144.09
3/18/99       58.04         88.04  146.11
3/19/99       56.70         87.39  143.64
3/22/99       55.36         86.64  142.13
3/23/99       51.79         84.48  137.80
3/24/99       44.64         84.70  140.32
3/25/99       46.43         86.60  144.44
3/26/99       50.00         86.80  143.51
3/29/99       53.57         88.09  147.88
3/30/99       52.68         87.87  147.14
3/31/99       48.21         87.62  146.02
4/1/99        48.21         87.86  147.91
4/5/99        47.32         88.65  151.87
4/6/99        46.43         88.38  152.05
4/7/99        48.21         87.65  150.94
4/8/99        49.11         88.12  152.66
4/9/99        50.89         89.43  153.83
4/12/99       56.25         90.86  154.17
4/13/99       65.18         91.94  153.26
4/14/99       62.05         91.97  148.74
4/15/99       63.39         92.06  149.60
4/16/99       68.30         92.90  147.36
4/19/99       64.29         90.88  139.15
4/20/99       64.29         91.52  142.95
4/21/99       75.89         94.00  147.66
4/22/99       72.77         94.50  151.96
4/23/99       71.88         95.13  153.69
4/26/99       73.21         95.85  157.33
4/27/99       75.89         95.89  154.38
4/28/99       73.21         95.53  151.30
4/29/99       71.88         95.38  149.99
4/30/99       75.00         95.37  150.85
5/3/99        74.11         95.47  150.42
5/4/99        73.21         95.32  147.42
5/5/99        77.68         95.69  150.35
5/6/99        73.21         95.50  146.66
5/7/99        74.11         96.10  148.52
5/10/99       75.00         97.36  149.87
5/11/99       77.68         98.46  152.26
5/12/99       76.79         99.00  154.63
5/13/99       84.82         99.34  153.17
5/14/99       86.61         97.64  149.96
5/17/99       89.29         97.25  151.98
5/18/99       91.07         97.49  151.77
5/19/99       95.54         98.31  152.90
5/20/99       94.64         98.72  150.81
5/21/99      100.89         98.97  149.50
5/24/99      100.89         97.04  145.56
5/25/99      106.25         95.73  141.24
5/26/99      101.79         95.94  143.99
5/27/99      101.79         95.39  143.51
5/28/99      116.52         96.66  146.56
6/1/99       112.95         96.40  143.09
6/2/99       108.93         96.24  144.30
6/3/99       114.73         96.07  142.57
6/4/99       115.18         97.47  147.02
6/7/99       113.39         98.42  149.74
6/8/99       110.71         97.78  146.80
6/9/99       114.73         98.10  149.46
6/10/99      112.50         97.45  147.39
6/11/99      109.82         96.52  145.22
6/14/99      109.82         95.09  142.27
6/15/99      114.29         95.63  143.25
6/16/99      116.96         97.22  149.36
6/17/99      119.64         97.70  150.93
6/18/99      129.46         98.07  152.07
6/21/99      132.14         99.03  156.04
6/22/99      133.48         98.57  153.07
6/23/99      139.29         98.51  154.13
6/24/99      135.71         97.65  151.51
6/25/99      133.93         97.64  151.43
6/28/99      137.50         98.85  154.38
6/29/99      149.11        100.06  156.74
6/30/99      175.89        100.85  159.35
7/1/99       171.43        100.11  160.54
7/2/99       178.57        100.59  162.61
7/6/99       168.75        100.60  162.35
7/7/99       175.89         99.75  162.73
7/8/99       178.57        100.20  164.43
7/9/99       189.73        100.92  165.69
7/12/99      204.46        101.21  165.54
7/13/99      207.14        100.95  164.81
7/14/99      205.36        101.68  167.18
7/15/99      203.57        102.64  168.44
7/16/99      204.46        102.52  169.93
7/19/99      205.36        101.66  167.90
7/20/99      195.98         99.94  162.08
7/21/99      199.11        100.18  163.84
7/22/99      203.57         99.49  159.25
7/23/99      204.02         98.80  159.72
7/26/99      192.86         97.59  155.38
7/27/99      183.04         98.38  158.95
7/28/99      190.18         98.41  160.52
7/29/99      178.57         97.30  156.61
7/30/99      183.04         98.01  156.52
8/2/99       181.70         97.53  155.64
8/3/99       185.71         96.14  153.53
8/4/99       185.71         94.69  150.68
8/5/99       195.54         94.70  152.21
8/6/99       195.09         94.32  151.15
8/9/99       192.86         93.85  149.43
8/10/99      191.96         93.17  147.72
8/11/99      201.79         94.35  152.16
8/12/99      199.55         94.49  151.24
8/13/99      201.34         95.64  156.48
8/16/99      212.95         95.59  156.93
8/17/99      226.12         96.07  158.46
8/18/99      220.54         95.43  157.66
8/19/99      204.02         95.36  155.51
8/20/99      202.68         95.72  157.11
8/23/99      208.04         96.35  161.33
8/24/99      205.36         96.32  163.28
8/25/99      202.68         96.48  166.44
8/26/99      198.21         96.08  164.60
8/27/99      195.54         95.29  163.67
8/30/99      196.43         94.17  160.92
8/31/99      188.84         94.27  162.51
9/1/99       192.86         94.97  163.19
9/2/99       191.07         94.18  162.20
9/3/99       196.43         96.07  168.66
9/7/99       197.32         96.57  168.31
9/8/99       192.86         96.05  166.62
9/9/99       195.54         96.46  169.19
9/10/99      196.88         97.22  171.27
9/13/99      188.39         96.88  168.76
9/14/99      182.14         96.57  170.16
9/15/99      179.91         96.15  166.94
9/16/99      184.82         94.81  166.50
9/17/99      192.86         95.73  170.23
9/20/99      188.39         95.46  171.21
9/21/99      182.59         93.98  167.36
9/22/99      183.04         94.21  169.55
9/23/99      183.04         92.59  163.13
9/24/99      178.57         91.91  162.57
9/27/99      179.91         92.96  163.83
9/28/99      179.46         92.21  163.51
9/29/99      179.46         92.88  161.97
9/30/99      182.14         94.16  162.91
10/1/99      187.50         93.33  162.36
10/4/99      186.61         94.00  165.87
10/5/99      183.04         93.87  166.08
10/6/99      185.27         94.70  169.50
10/7/99      200.89         94.33  169.70
10/8/99      200.89         94.25  171.24
10/11/99     215.63         94.79  172.98
10/12/99     220.54         93.58  170.40
10/13/99     212.05         92.40  166.18
10/14/99     200.89         92.40  166.51
10/15/99     196.43         91.38  162.06
10/18/99     179.46         90.10  159.53
10/19/99     183.93         90.55  159.47
10/20/99     192.86         91.21  165.40
10/21/99     191.52         91.29  166.22
10/22/99     195.09         92.26  167.08
10/25/99     209.38         92.05  167.05
10/26/99     207.14         91.62  166.78
10/27/99     131.25         91.84  166.25
10/28/99     134.38         93.17  170.57
10/29/99     142.86         94.45  175.98
11/1/99      147.32         95.15  176.05
11/2/99      149.11         95.28  176.88
11/3/99      151.79         96.62  179.66
11/4/99      152.68         96.93  181.29
11/5/99      140.18         97.49  184.04
11/8/99      138.84         98.07  186.51
11/9/99      138.84         98.34  185.39
11/10/99     139.29         98.88  187.22
11/11/99     141.07         98.61  189.67
11/12/99     140.18         99.09  191.09
11/15/99     130.36         99.81  190.99
11/16/99     133.48        100.67  195.35
11/17/99     176.79        100.72  193.95
11/18/99     183.04        101.81  198.56
11/19/99     171.43        101.64  199.87
11/22/99     174.11        101.53  201.26
11/23/99     170.98        100.14  198.31
11/24/99     170.98        100.46  202.91
11/26/99     171.88        101.13  204.53
11/29/99     171.43        100.69  202.97
11/30/99     169.64        100.06  197.91
12/1/99      168.30         99.97  198.95
12/2/99      164.29        101.46  204.83
12/3/99      163.39        102.37  208.85
12/6/99      160.71        102.63  210.36
12/7/99      158.04        102.62  212.79
12/8/99      186.61        103.31  212.74
12/9/99      199.11        102.44  213.22
12/10/99     203.57        102.84  214.76
12/13/99     208.93        103.65  217.01
12/14/99     216.07        101.97  211.88
12/15/99     209.82        101.65  214.86
12/16/99     216.07        102.52  220.39
12/17/99     220.98        102.73  222.64
12/20/99     233.04        102.95  224.47
12/21/99     239.29        104.84  232.02
12/22/99     241.96        105.31  233.57
12/23/99     254.46        106.30  235.48
12/27/99     250.89        106.75  235.83
12/28/99     279.02        107.64  235.64
12/29/99     295.09        109.52  239.75
12/30/99     323.21        109.42  239.48
12/31/99     327.23        111.22  241.40

------------------------

* This section of the Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate the section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

    Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons, we believe that during the fiscal year ended January 2, 2000, our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Mr. Jacoby, who is a member of the Board and both the Compensation Committee and the Audit Committee, serves as an officer of Stephens Group, Inc., our largest stockholder, and Stephens Inc., a financial advisor to us and an affiliate of Stephens Group, Inc. During the fiscal year, we paid Stephens Inc. for financial advisory services, which included assisting us in our acquisition of International Power Devices, Inc. and heading a syndicate of underwriters in a public offering of our common stock. We have paid and expect to pay Stephens Inc. for additional financial advisory services that it has or may perform for us during fiscal 2000. All compensation paid to Stephens Inc. has been on terms that we believe to be fair and reasonable for the services performed.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Upon recommendation of the Audit Committee, our Board of Directors has appointed Deloitte & Touche LLP as our independent public accountants for the 2000 fiscal year. Deloitte & Touche LLP has served as our independent public accountants since 1993. Services provided to us and our subsidiaries by Deloitte & Touche LLP in fiscal 1999 included the examination of our financial statements for the fiscal year ended January 2, 2000, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, consultations on various tax matters, and services provided in connection with our acquisition of International Power Devices, Inc. and a public offering of our common stock.

    We expect representatives of Deloitte & Touche LLP to be at the Annual Meeting and to be available to respond to appropriate questions from stockholders. We will give the Deloitte & Touche LLP representatives an opportunity to make a statement if they desire.

    Ratification of the appointment of Deloitte & Touche LLP as our independent public accountants for fiscal 2000 will require the affirmative vote of a majority of voting shares of the common stock represented in person or by proxy at the Annual Meeting. If the stockholders do not make such ratification, the Audit Committee and the Board of Directors will reconsider the appointment.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 2000. PROXIES THAT WE RECEIVE WILL BE VOTED IN FAVOR OF THE RATIFICATION OF DELOITTE & TOUCHE LLP FOR 2000 UNLESS A CONTRARY CHOICE IS INDICATED.

                        FINANCIAL AND OTHER INFORMATION

    Our Annual Report for the fiscal year ended January 2, 2000, including financial statements, is being sent to stockholders of record as of the close of business on March 24, 2000 together with this Proxy Statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended January 2, 2000, as filed with the Securities and Exchange Commission, to any stockholder who submits a written request to our corporate Secretary at the address set forth on the cover of this Proxy Statement.

                             STOCKHOLDER PROPOSALS

    Any stockholder who intends to present a proposal at our 2001 Annual Meeting must deliver the proposal to us at our principal executive offices not later than December 2, 2000 for inclusion in our proxy statement and form of proxy relating to the meeting.

    Stockholder proposals submitted outside the proxy process (i.e., a proposal to be presented at the next annual meeting of stockholders but NOT submitted for inclusion in our proxy statement for that meeting) must be received by our corporate Secretary not less than 50 nor more than 75 days prior to the meeting, presently expected to be held in May 2001. However, if less than 65 days' notice of the date of the meeting is given to stockholders, then notice need only be received within 15 days from the date on which notice is given. Stockholder proposals must contain certain information required by our Bylaws and comply with applicable legal requirements. Any stockholder may obtain a copy of our Bylaws by submitting a request to our corporate Secretary at the address set forth on the cover of this Proxy Statement.

                                 OTHER MATTERS

    The Board of Directors knows of no matters to be presented for action by the stockholders at the Annual Meeting other than those described in this Proxy Statement. Unless otherwise indicated, if any other matter is properly brought before the meeting and may be properly acted upon, the persons named in the accompanying form of proxy will be authorized by such proxy to vote the proxies thereon in accordance with their best judgment.

                                          For the Board of Directors,

                                          [SIGNATURE]

                                          Eddie K. Schnopp
                                          SECRETARY

April 7, 2000

                                 POWER-ONE, INC.

                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement, hereby appoints the Chairman and Chief Executive Officer, Steven J. Goldman, and the Chief Financial Officer, Eddie K. Schnopp, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated on the reverse, all common shares of Power-One, Inc. held of record by the undersigned on March 24, 2000, at the Annual Meeting of Stockholders to be held on Tuesday, May 9, 2000 at the Radisson Hotel, located at 30100 Agoura Road, Agoura Hills, California at 10:00 a.m. Los Angeles time, and at any adjournment thereof.

                            (CONTINUED ON OTHER SIDE)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                                 POWER-ONE, INC.

                                   MAY 9, 2000

                Please Detach and Mail in the Envelope Provided

/X/ Please mark your votes as indicated in this example.

1. Election of Director FOR / / WITHHOLD AUTHORITY / / NOMINEE: Class III
                                                      Director: Jon E.M. Jacoby.

For, except vote withheld for the following nominees:

-----------------------------------------------------

2. Proposal to ratify the Appointment of Deloitte & Touche LLP as the Independent Auditors for the Company. FOR / / AGAINST / / ABSTAIN / /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed on the Proxy by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

______________________ ________________________________________Dated______, 2000
(SIGNATURE)                 (SIGNATURE, IF HELD JOINTLY)

NOTED: Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.